UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2025

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 19, 2025, comScore, Inc. (the "Company") held a special meeting of stockholders of the Company (the "Special Meeting"). At the Special Meeting, the Company's stockholders overwhelmingly approved proposals relating to a proposed recapitalization transaction announced by the Company on September 29, 2025 (the "Recapitalization"). The final results of voting on the proposals submitted to a vote of the Company's stockholders at the Special Meeting are set forth below. These results include votes cast by holders of the Company's common stock and Series B Convertible Preferred Stock ("Series B Preferred Stock") on an as-converted basis, as well as votes cast by holders of the Series B Preferred Stock as a separate class on Proposal No. 3.

Information regarding the expected closing of the Recapitalization is set forth below in Item 7.01 of this Current Report on Form 8-K.

Proposal No. 1

The Company's issuance of common stock and Series C Convertible Preferred Stock ("Series C Preferred Stock") to Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC (the "Preferred Stockholders") in accordance with the Stock Exchange Agreements between the Company and each of the Preferred Stockholders (the "Share Issuance") was approved in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) as follows:

For	Against	Abstain	Broker Non-Votes
7,160,171	59,414	283	—

Proposal No. 2

The Stock Exchange Agreements, the Certificate of Designations of the Series C Preferred Stock, the Stockholder Support Agreements with the Preferred Stockholders, an amendment to the Registration Rights Agreement with the Preferred Stockholders, the Second Amended and Restated Stockholders Agreement with the Preferred Stockholders, and the Exchange (as defined in the Stock Exchange Agreements) were approved by a majority of the votes cast by "disinterested stockholders," as defined in Delaware law, as follows:

For	Against	Abstain (1)	Broker Non-Votes
2,344,389	59,347	4,816,132	—

(1) In accordance with the Stockholder Support Agreements, the Preferred Stockholders voted to "abstain" on Proposal No. 2 with respect to their holdings of Series B Preferred Stock and common stock. On an as-converted basis, the Preferred Stockholders' holdings (in aggregate) represent 4,815,841 of the "abstain" votes set forth in the table above. As disclosed in the Company's proxy statement for the Special Meeting, abstentions had no effect on the outcome of Proposal No. 2. Of the votes cast by the Company's disinterested stockholders on Proposal No. 2, over 97% were cast "for" approval.

Proposal No. 3

An amendment to the Company's Amended and Restated Certificate of Incorporation to permit the Share Issuance and authorize a sufficient number of shares of common stock and preferred stock of the Company (the "COI Amendment") was adopted by holders of the Company's common stock and Series B Preferred Stock voting on an as-converted basis as follows:

For	Against	Abstain	Broker Non-Votes
7,160,257	59,375	236	—

The COI Amendment was adopted by holders of the Series B Preferred Stock voting as a separate class as follows:

For	Against	Abstain	Broker Non-Votes
95,784,903	—	—	—

The Company did not present Proposal No. 4 (the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes to approve the other proposals) at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, the closing of the Recapitalization is subject to various closing conditions, including the absence of legal restraints, the accuracy of representations and warranties subject to negotiated qualifiers, the performance of covenants in all material respects, the delivery of customary closing deliverables, the approval for listing on Nasdaq of certain shares to be issued in connection with the transaction, the contemporaneous consummation of the transaction by each of the Preferred Stockholders, and the effectiveness of an amendment to the Company's senior secured financing agreement. Based on current information and subject to the satisfaction or waiver of all closing conditions, the Company currently expects to close the Recapitalization by the end of 2025.

This Item 7.01 contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, the Company's expectations, plans and opinions regarding the satisfaction or waiver of various closing conditions and the occurrence and timing of the Recapitalization closing. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, failure to satisfy or waive the closing conditions; government or stock exchange closures; or other delays in closing the Recapitalization, particularly with the intervening U.S. holidays. For additional discussion of risk factors, please refer to the Company's respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that the Company makes from time to time with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website (www.sec.gov).

Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this report, or to reflect the occurrence of unanticipated events.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: December 22, 2025
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